UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Riverway, Suite 300
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 7.01	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On October 17, 2014, Synthesis Energy Systems, Inc. issued a press release announcing that its Zaozhuang joint venture has completed the refinancing of a working capital loan and secured an additional line of credit through Zaozhuang Bank for its syngas methanol plant. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated October 17, 2014 relating to the Zaozhuang bank financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: October 17, 2014	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated October 17, 2014 relating to the Zaozhuang bank financing.